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                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.c. 20549



                                                   FORM 8-K

                                                CURRENT REPORT
                                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                                       SECURITIES EXCHANGE ACT OF 1934

                      Date of Report (Date of earliest event reported): October 9, 2001


                                            Adept Technology, Inc.
                              (Exact Name of Registrant as Specified in Charter)

               Delaware                                 0-27122                              94-2900635
    (State or Other Jurisdiction of            (Commission File Number)                     (IRS Employer
            Incorporation)                                                               Identification No.)


                   150 Rose Orchard Way                                               95134
                   San Jose, California                                             (Zip Code)
         (Address of Principal Executive Offices)

                      Registrant's Telephone Number, including area code: (408) 432-0888

                                                     None

                        (Former Name or Former Address, If Changed Since Last Report)
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Item 5.  Other Events.


         This report  consists of a press release by the registrant  relating to
the   consummation  of  the  acquisition  of  Chad   Industries,   a  California
corporation, by the Registrant On October 9, 2001.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (C)      Exhibits.

         the following exhibit is filed with this report on Form 8-K:

         Exhibit No.                   Description
         -----------                   -----------

         99.1 Press Release of the Registrant issued on October 9, 2001.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADEPT TECHNOLOGY, INC.



Date:  October 10, 2001                     By: /s/ Michael W. Overby
                                                ------------------------
                                            Michael W. Overby
                                            Chief Financial Officer